UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 20, 2004
(Date of earliest event reported)

THE KROGER CO.

(Exact name of registrant as specified in its charter)

An Ohio Corporation (State or other jurisdiction of incorporation)	No. 1-303 (Commission File Number)	31-0345740 (IRS Employer Number)

1014 Vine Street
Cincinnati, OH 45201
(Address of principal
executive offices)

Registrant’s telephone number: (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-1.1
EX-1.1.1
EX-4.3.1
EX-5.2

Item 8.01.	Other Events.

On June 27, 2002, The Kroger Co., and its subsidiary guarantors, filed Registration Statement No. 333-91388 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415, and on July 18, 2002, filed pre-effective Amendment No. 1. The above filings were declared effective on July 23, 2002. On December 9, 2004, The Kroger Co., and its subsidiary guarantors, filed post-effective Amendment No. 1, which was declared effective on December 9, 2004 (hereinafter, as amended, referred to as the “Registration Statement”). The Registration Statement provides for the issuance of Securities in an aggregate amount of $1,500,000,000. Pursuant to a Prospectus Supplement dated December 9, 2004, The Kroger Co. is issuing $300,000,000 of Debt Securities denominated 4.95% Senior Notes due 2015. The Debt Securities being issued are being guaranteed by the subsidiary guarantors.

Filed as Exhibit 1.1 to the Registration Statement was a form of Underwriting Agreement for the issuance of the Debt Securities. Attached hereto as Exhibit 1.1 is the Underwriting Agreement dated December 20, 2004. In connection with the issuance of the Senior Notes, the Registrant has executed a Pricing Agreement dated December 20, 2004, among The Kroger Co., its subsidiary guarantors, Goldman, Sachs & Co., Rabo Securities USA, Inc., Barclays Capital Inc., BNP Paribas Securities Corp., Scotia Capital (USA) Inc., and The Williams Capital Group, L.P., the form of which is incorporated herein by reference as Exhibit 1.1.1.

The form of Indenture for the Senior Notes was filed as Exhibit 4.3 to the Registration Statement. The Sixteenth Supplemental Indenture, dated as of December 20, 2004, among The Kroger Co., its subsidiary guarantors, and U.S. Bank, N.A. (formerly known as Firstar Bank, National Association), as Trustee, supplements the Indenture dated as of June 25, 1999, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, National Association, as Trustee. The Sixteenth Supplemental Indenture is attached hereto as Exhibit 4.3.1.

The Registrant intends to use the proceeds of the issuance to repay amounts under its credit facilities or short term borrowings and thereafter to use borrowings under those credit facilities or short term borrowings to repurchase, repay or redeem its outstanding indebtedness. The Kroger Co. also expects to use the proceeds of the offering for other general corporate purposes.

In addition, the Registrant is refiling an opinion that was filed as Exhibit 5.2 to post-effective Amendment No. 1 filed on December 9, 2004, in order to correct an error in the referenced aggregate principal amount of “Securities.” The corrected opinion is attached hereto as Exhibit 5.2.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

1.1 Underwriting Agreement dated December 20, 2004, among The Kroger Co., its subsidiary guarantors, Goldman, Sachs & Co., Rabo Securities USA, Inc., Barclays Capital Inc., BNP Paribas Securities Corp., Scotia Capital (USA) Inc., and The Williams Capital Group, L.P.

1.1.1 Pricing Agreement dated December 20, 2004, among The Kroger Co., its subsidiary guarantors, Goldman, Sachs & Co., Rabo Securities USA, Inc., Barclays Capital Inc., BNP Paribas Securities Corp., Scotia Capital (USA) Inc., and The Williams Capital Group, L.P.

4.3.1 Sixteenth Supplemental Indenture dated as of December 20, 2004, among The Kroger Co., its subsidiary guarantors, and U.S. Bank, N.A. (formerly known as Firstar Bank, National Association), as Trustee, relating to the 4.95% Senior Notes due 2015.

5.2 Opinion of Paul Heldman, Esq., including his consent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

THE KROGER CO.

December 20, 2004	By:	/s/ Paul Heldman
Paul Heldman Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit
1.1	Underwriting Agreement dated December 20, 2004, among The Kroger Co., its subsidiary guarantors, Goldman, Sachs & Co., Rabo Securities USA, Inc., Barclays Capital Inc., BNP Paribas Securities Corp., Scotia Capital (USA) Inc., and The Williams Capital Group, L.P.

1.1.1	Pricing Agreement dated December 20, 2004, among The Kroger Co., its subsidiary guarantors, Goldman, Sachs & Co., Rabo Securities USA, Inc., Barclays Capital Inc., BNP Paribas Securities Corp., Scotia Capital (USA) Inc., and The Williams Capital Group, L.P.,

4.3.1	Sixteenth Supplemental Indenture dated as of December 20, 2004, among The Kroger Co., its subsidiary guarantors, and U.S. Bank, N.A. (formerly known as Firstar Bank, National Association), as Trustee, relating to the 4.95% Senior Notes due 2015.

5.2	Opinion of Paul Heldman, Esq., including consent.